UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 7, 2009 (April 3, 2009)

Date of Report (Date of earliest event reported)

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CARE INVESTMENT TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33549	38-3754322
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

505 Fifth Avenue, 6th Floor, New York, New York	10017
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 771-0505

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events.

On April 3, 2009, Care Investment Trust Inc. received prepayment of a loan obligation at par value and realized cash proceeds of $29.4 million. The press release, which is attached as Exhibit 99.1, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release issued by Care Investment Trust on April 7, 2009 to announce the receipt of a prepayment of a loan obligation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2009

CARE INVESTMENT TRUST INC.

By:	/s/ Torey Riso
Name: Torey Riso
Title: Chief Compliance Officer & Secretary